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                                                                   Exhibit 10.12

                      NONSTATUTORY STOCK OPTION AGREEMENT
                           (1997 Stock Option Plan)


     THIS NONSTATUTORY STOCK OPTION AGREEMENT (the "Agreement") is made and
                                                    ---------
entered into this _____ day of ____________, 20___ by and between
_______________________________ (the "Optionee") and VILLAGEFAX.COM, a
                                      --------
California corporation (the "Company").
                             -------

                                    RECITALS
                                    --------

     A. The Board of Directors of this Company has adopted the 1997 Stock Option Plan (the "Plan") which provides for the granting of options to selected
                  ----
key employees of the Company and key persons performing services for the Company as independent contractors. The terms of this Agreement are governed solely by the Plan, a copy of which has been provided to Optionee.

     B. The Board has authorized the grant of options to purchase Common Stock of the Company pursuant to the terms and conditions set forth herein and in the Plan. This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                       ----

     C. Before making any decision concerning the Plan, this Agreement or an exercise of any option granted hereby, Optionee is advised to read the Plan and consult with an attorney and a tax advisor. THE UNTIMELY EXERCISE OF THE OPTION GRANTED HEREBY AND THE SALE OF STOCK ACQUIRED AS A RESULT OF SUCH EXERCISE MAY CAUSE OPTIONEE TO INCUR LIABILITIES UNDER THE TAXATION AND SECURITIES LAWS OF WHICH OPTIONEE MAY BE OTHERWISE UNAWARE WITHOUT SEEKING THE ADVICE OF ADVISORS.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties agree as follows:

1.   Grant to Optionee.
     -----------------

     The Company hereby grants to Optionee, subject to the terms and conditions of the Plan and subject to the terms and conditions herein set forth herein, an option (the "Option") to purchase from the Company all or any part of an
             ------
aggregate of _________________________ (________) shares of the Company's Common Stock ("Common Stock").
        ------------
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2.   Exercise of the Option.
     ----------------------

     (a) Exercise Price.  The exercise price of this Option is ____ and ___/100
         --------------
Dollars ($_____) per share. Payment of the exercise price per share is due in full upon exercise of all or any part of this Option. Optionee may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

               (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

               (ii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings in excess of that which the Company is willing to accept, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value, which is the per share price of the last sale of Common Stock on the trading day immediately preceding the date the Option is exercised (or the closing bid if no sales were reported), based on the composite transactions in the Common Stock as reported in the Wall Street Journal (or any successor publication thereto) (the "Fair Market Value");
           -----------------

               (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, and provided further, that the cashless exercise will not result in a charge to the Company's earnings, in excess of that which the Company is willing to accept, payment by delivery and surrender of this Option with a Cashless Exercise Notice (in the form attached hereto as Exhibit B). In the event of a cashless exercise, the Optionee shall exchange the Option for such number of shares of Common Stock underlying the Option determined by multiplying the number of shares by a fraction, the numerator of which shall be the difference between the Fair Market Value per share of the Common Stock and the exercise price per share of the Option, the denominator of which shall be the Fair Market Value per share of the Common Stock;

               (iv) To the extent permitted by applicable law, payment by a combination of the methods of payment permitted by Sections 2(a)(i), (ii)
                                                        ----------------------
     and (iii) above.
     ---------

     (b) Exercise Notice.  In order to exercise this Option, Optionee or any
         ---------------
other person or persons entitled to exercise the Option shall give written notice to the Secretary of the Company or to such other person as may be designated by the Company, in the form set forth on Exhibit A or Exhibit B hereto, specifying the number of shares to be purchased. This notice shall be accompanied by payment of the exercise price for the shares as provided in
Section 2(a). Optionee shall also deliver such additional documents as the
------------
Company may then require pursuant to the Plan.

     (c) Compliance with Securities Laws.  Notwithstanding anything to the
         -------------------------------
contrary contained herein, this Option may not be exercised unless the shares issuable upon exercise of this Option are then registered under the Act, or, if such shares are not then so registered, the

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Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").
                                                                          ---

     (d) Additional Terms and Conditions.  By exercising this Option, Optionee
         -------------------------------
agrees that the Company may require (as a condition to the exercise of this Option) Optionee to enter an arrangement providing for the payment by Optionee to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of the Option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise.

3.   Vesting Schedule.
     ----------------

     Subject to the limitations contained herein, _____________ (___) of the shares will vest on ________________, 19__, and _______________ (___) of the
shares will then vest on ____________ of every year thereafter for the next ________ (___) years. Vested installments may be exercised in whole or in part, and, to the extent not exercised, will accumulate and be exercisable at any time on or before the termination of the Option; provided however, that this Option may not be exercised for any number of shares which would require the issuance of anything other than whole shares. Notwithstanding the above, the vesting of shares subject to this Option shall accelerate upon the terms and conditions set forth in Section 1.10 of the Plan.

4.   Expiration Date.
     ---------------

     The Option shall terminate and expire at 5:00 p.m., California time, on ________________ (which date shall not be more than ten (10) years from the date this Option is granted), or such earlier time as may be required by the Plan if Optionee ceases to be employed or retained by the Company or ceases to be a member of the Board of Directors. In no event may this Option be exercised after the date on which it terminates. This Option shall terminate prior the expiration of its term as follows: ninety days (90) days after the termination of Optionee's employment with or engagement by the Company or an affiliate for any reason or for no reason unless:

               (i) Disability/Retirement.  Such termination is due to Optionee's
                   ---------------------
     permanent and total disability (within the meaning of Section 422(c)(6) of the Code) or to the retirement of an Optionee who is an employee of the Company, in which event the Option shall terminate on the earlier of the termination date set forth above or thirty-six (36) months following such termination; or

               (ii) Death.  Such termination is due to Optionee's death, in
                    -----
     which event the Option shall terminate on the earlier of the termination date set forth above or twelve (12) months after Optionee's death; or

               (iii)  Removal for Cause.  Such termination is due Optionee's
                      -----------------
     commission of fraud, theft or embezzlement against the Company or a subsidiary, affiliated entity or customer of the Company, or for conflict of interest (other than legitimate competition), in which event the Option shall terminate at the time Optionee's employment or engagement is terminated.

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               (iv) Section 16(b) Liability.  Exercise of the Option within
                    -----------------------
     ninety (90) days after the termination of Optionee's employment with or engagement by the Company or with an affiliate would result in liability under section 16(b) of the Securities Exchange Act of 1934, as amended, in which case the Option will terminate on the earlier of (i) the tenth (10th) day after the last date upon which exercise would result in such liability or (ii) six (6) months and ten (10) days after the termination of Optionee's employment with or engagement by the Company or an affiliate.

     Notwithstanding the foregoing, this Option may be exercised following termination of Optionee's employment or engagement by the Company or an affiliate only as to that number of shares as to which it was exercisable on the date of such termination under the provisions of Section 3 of this Option.
                                                 ---------

5.   Nontransferable.
     ---------------

     This Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during Optionee's life only by Optionee. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, the Option, or any right thereunder, contrary to the provisions hereof, shall be void and ineffective, shall give no right to the purported transferee, and shall, at the sole discretion of the Committee, result in forfeiture of the Option with respect to the shares involved in such attempt.

6.   No Right to Continued Employment or Engagement by the Company.
     -------------------------------------------------------------

     This Agreement is not an employment contract and nothing in this Option shall be deemed to create in any way whatsoever any obligation on Optionee's part to continue in the employ of the Company, or of the Company or an affiliate to continue Optionee's employment with the Company or an affiliate. In the event that this Option is granted to Optionee in connection with the performance of services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be; provided however, that no rights as an employee shall arise by reason of the use of such terms.

7.   No Rights as a Shareholder.
     --------------------------

     The holder of this Option shall not have any of the rights of a shareholder with respect to the shares subject to the Option until such holder shall have exercised the option and paid the exercise price.

8.   Notices.
     -------

     Any notices provided for in this Option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or five (5) days after deposit in the United States mail, postage prepaid, certified mail addressed to Optionee or the Company at the address specified below or at such other address as the parties may hereafter designate by written notice:

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     Optionee:
     ____________________________________________

     ____________________________________________

     ____________________________________________

     The Company:             VillageFax.com
                              14471 Chambers Rd. Ste. 105
                              Tustin, California 92780
                              Attn:  Corporate Secretary

9.   Subject to the Plan.
     -------------------

     This Option is subject to all the provisions of the Plan, a copy of which has been provided to Optionee, and its provisions are hereby made a part of this Option. Optionee acknowledges receipt of a copy of the Plan. This Option is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this Option and those of the Plan, the provisions of the Plan shall control.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first set forth above.

     "Company"                VILLAGEFAX.COM
                              a California corporation

                              By:_______________________________________________

                              Title:____________________________________________

                              Date:_____________________________________________


     "Optionee"
                              __________________________________________________

                              Social Security No.:______________________________

                              Date:_____________________________________________

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                                   EXHIBIT A

                                EXERCISE NOTICE



VillageFax.com
14471 Chambers Rd. Ste. 105
Tustin, California 92780
Attention: Corporate Secretary

     Re:  Exercise of Stock Option
          ------------------------

Ladies and Gentlemen:

     Pursuant to Section 2 of that certain Nonqualified Stock Option Agreement (the "Agreement") between the undersigned and VillageFax.com, a California
      ---------
corporation (the "Company"), the undersigned hereby elects to exercise the
                  -------
option granted thereby to purchase __________ shares of Common Stock of the Company at a price of $_______ per share. Accompanying this Notice is the payment in full for such shares as permitted by the terms of the 1997 Stock Option Plan, which Plan is specifically made a part of this Agreement and has been read and understood by the undersigned.

     The undersigned represents and warrants to the Company that the undersigned is acquiring the shares for investment only and not with a view to distribution or resale.



Dated:________________              ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Print Name

                                    ____________________________________________
                                       Please print here the exact name desired
                                    to be on the
stock certificate and the records of the Company.

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                                   EXHIBIT B

                            CASHLESS EXERCISE NOTICE

VillageFax.com
14471 Chambers Rd. Ste. 105
Tustin, California 92780
Attention:  Corporate Secretary

     Re:  Cashless Exercise of Stock Option
          ---------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2(a)(iii) of that certain Nonqualified Stock Option Agreement (the "Agreement") between the undersigned and VillageFax.com, a
                ---------
California corporation (the "Company"), the undersigned hereby irrevocably
                             -------
elects to exchange the Option granted thereby for _______ shares of Common Stock of the Company, as permitted by the terms of the 1997 Stock Option Plan, which Plan is specifically made a part of this Agreement and has been read and understood by the undersigned.

     If the number of shares referenced in this Cashless Exercise Notice shall not be all of the shares exchangeable or purchasable under the Option, a new Agreement shall be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.

     The undersigned represents and warrants to the Company that the undersigned is acquiring the shares for investment only and not with a view to distribution or resale.


Dated:________________              ____________________________________________
                                    Signature

                                    ____________________________________________
                                    Print Name

                                    ____________________________________________
                                       Please print here the exact name desired
                                    to be on the
stock certificate and the records of the Company.

NOTE: This form may only be used if the cashless exercise will not result in a charge to the Company's reported earnings.

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